UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
April 17, 2023

Fidelity National Information Services, Inc.
(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
347 Riverside Avenue
Jacksonville, Florida 32202
(Addresses of Principal Executive Offices)

(904) 438-6000
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock, par value $0.01 per share	FIS	New York Stock Exchange
0.750% Senior Notes due 2023	FIS23A	New York Stock Exchange
1.100% Senior Notes due 2024	FIS24A	New York Stock Exchange
0.625% Senior Notes due 2025	FIS25B	New York Stock Exchange
1.500% Senior Notes due 2027	FIS27	New York Stock Exchange
1.000% Senior Notes due 2028	FIS28	New York Stock Exchange
2.250% Senior Notes due 2029	FIS29	New York Stock Exchange
2.000% Senior Notes due 2030	FIS30	New York Stock Exchange
3.360% Senior Notes due 2031	FIS31	New York Stock Exchange
2.950% Senior Notes due 2039	FIS39	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with a planned reorganization of certain senior management positions, on April 17, 2023, Fidelity National Information Services, Inc. (the “Company”) announced that Ido Gileadi, Corporate Executive Vice President, Chief Operating Officer would transition from the Company and will cease to serve as Corporate Executive Vice President, Chief Operating Officer, effective December 31, 2023 (the “Transition Date”). Prior to the Transition Date, Mr. Gileadi will continue to serve in the role of Executive Vice President, Chief Operating Officer. Mr. Gileadi’s transition from the Company was not the result of any disagreements with the Company on matters related to the Company’s operations, policies or practices. Subject to Mr. Gileadi’s continued employment in good standing through the Transition Date, on such date Mr. Gileadi's employment with the Company will be terminated and he will become entitled to the payments and benefits applicable to a termination without “cause” under the terms of the employment agreement between the Company and Mr. Gileadi dated December 16, 2013, in accordance with and subject to the terms thereof, including the Company's receipt of an effective release of claims against the Company from Mr. Gileadi. The employment agreement is filed as Exhibit 10.27 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the Securities and Exchange Commission on February 27, 2023.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date: April 21, 2023	By:	/s/ Chip Keller
		Name:	Chip Keller
		Title:	Senior Vice President, Senior Deputy General Counsel and Corporate Secretary